UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2007
Date of Report (Date of earliest event reported)

ITONIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52201	20-3885298
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Klimentska 10, 110 00 Praque 1, Czech Republic	0000
(Address of principal executive offices)	(Zip Code)

++420 296 578 180
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01           Changes in Registrant’s Certifying Accountant

On January 22, 2007, the Company engaged Moores Rowland Audit s.r.o. (“Moores Rowland”) as its principal independent accountants for the purpose of auditing the Company’s financial statements for the fiscal year ended November 30, 2006.

Item 9.01            Financial Statements and Exhibits

(a)            Financial Statements of Business Acquired.

Not applicable.

(b)            Pro forma Financial Information.

Not applicable.

(c)            Shell Company Transaction.

Not applicable.

(d)            Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITONIS INC.

Date: January 22, 2007	By:	/s/ Nicolas Lavaud
Nicolas Lavaud
President and Chief Executive Officer